Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial Instruments and Financial Risk Management
28.	Financial Instruments and Financial Risk Management

a)	Financial Risk Management

Our activities expose us to a variety of financial risks, which include liquidity risk, foreign exchange risk, interest rate risk, commodity price risk, credit risk and other risks associated with capital markets. From time to time, we may use foreign exchange, commodity price and interest rate contracts to manage exposure to fluctuations in these variables. We do not have a practice of trading derivatives. Our use of derivatives is based on established practices and parameters to mitigate risk and is subject to the oversight of our Hedging Committee and our Board of Directors.

Foreign Exchange Risk

We operate on an international basis, and therefore, foreign exchange risk exposures arise from transactions denominated in a currency other than the functional currency of the entity. Our foreign exchange risk arises primarily with respect to the U.S. dollar and to a lesser extent, the Chilean peso and Peruvian sol. Our cash flows from Canadian, Chilean and Peruvian operations are exposed to foreign exchange risk, as commodity sales are denominated in U.S. dollars and a substantial portion of operating expenses are denominated in local currencies.

We also have various investments in U.S. dollar foreign operations, whose net assets are exposed to foreign currency translation risk. This currency exposure is managed in part through our U.S. dollar denominated debt as a hedge against net investments in foreign operations.

U.S. dollar financial instruments subject to foreign exchange risk consist of U.S. dollar denominated items held in Canada and are summarized below. This risk is reduced by our policy to apply a hedge against our U.S. dollar net investments using our U.S. dollar debt.

(US$ in millions)	December 31, 2018	December 31, 2017
Cash and cash equivalents	$907	$368
Trade and settlement receivables	640	913
Trade accounts payable and other liabilities	(421)	(569)
Debt	(3,809)	(4,831)

	(2,683)	(4,119)
Net investment in foreign operations hedged	2,628	4,149

Net U.S. dollar exposure	$(55)	$30

As at December 31, 2018, with other variables unchanged, a $0.10 strengthening of the Canadian dollar against the U.S. dollar would result in a $8 million pre-tax loss (2017 – $3 million) from our financial instruments. There would also be a $408 million pre-tax loss (2017 – $157 million) in other comprehensive income from the translation of our foreign operations. The inverse effect would result if the Canadian dollar weakened by $0.10 against the U.S. dollar.

Liquidity Risk

Liquidity risk arises from our general and capital funding requirements. We have planning, budgeting and forecasting processes to help determine our funding requirements to meet various contractual and other obligations. Note 19(e) details our available credit facilities as at December 31, 2018.

Contractual undiscounted cash flow requirements for financial liabilities as at December 31, 2018 are as follows:

(CAD$ in millions)	Less Than 1 Year	2–3 Years	4–5 Years	More Than 5 Years	Total
Trade accounts payable and other liabilities (Note 18)	$2,333	$—	$—	$—	$2,333
Debt (Note 19(f))	—	190	575	4,462	5,227
Estimated interest payments on debt	$317	$625	$582	$3,528	$5,052

Interest Rate Risk

Our interest rate risk is both fair value and cash flow risk and arises mainly in respect of our holdings of cash and cash equivalents. Our interest rate management policy is generally to borrow at fixed rates. However, floating rate funding may be used to fund short-term operating cash flow requirements or, in conjunction with fixed to floating interest rate swaps, be used to offset interest rate risk from our cash. The fair value of fixed-rate debt fluctuates with changes in market interest rates, but the cash flows, denominated in U.S. dollars, do not.

Cash and cash equivalents have short terms to maturity and receive interest based on market interest rates.

A 1% increase in the short-term interest rate at the beginning of the year, with other variables unchanged, would have resulted in a $15 million pre-tax increase in our profit (2017 – $10 million). There would be no effect on other comprehensive income. The inverse effect would result if the short-term interest rate decreased by 1%.

Commodity Price Risk

We are subject to price risk from fluctuations in market prices of the commodities that we produce. From time to time, we may use commodity price contracts to manage our exposure to fluctuations in commodity prices. At the balance sheet date, we had zinc and lead derivative contracts outstanding as described in (b) below.

Our commodity price risk associated with financial instruments primarily relates to changes in fair value caused by final settlement pricing adjustments to receivables and payables, derivative contracts for zinc and lead, embedded derivatives in one of our road and port contracts, and in the ongoing payments under our silver stream and gold stream arrangements.

The following represents the effect on profit attributable to shareholders from a 10% change in commodity prices, based on outstanding receivables and payables subject to final pricing adjustments at December 31, 2018. There is no effect on other comprehensive income.

	Price on December 31,				Change in Profit Attributable to Shareholders
(CAD$ in millions, except for US$/lb. data)	2018		2017		2018	2017
Copper	US$	2.70/lb.	US$	3.26/lb.	$21	$35
Zinc	US$	1.12/lb.	US$	1.50/lb.	$7	$5

A 10% change in the price of zinc, lead, silver and gold, respectively, with other variables unchanged, would change our net liability relating to derivatives and embedded derivatives, excluding receivables and payables subject to final pricing adjustments, and change our pre-tax profit attributable to shareholders by $16 million (2017 – $26 million). There would be no effect on other comprehensive income.

Credit Risk

Credit risk arises from cash, cash equivalents, derivative contracts, debt securities and trade receivables. While we are exposed to credit losses due to the non-performance of our counterparties, there are no significant concentrations of credit risk and we do not consider this to be a material risk.

Our primary counterparties related to our cash, cash equivalents, derivative contracts and debt securities carry investment grade ratings as assessed by external rating agencies, which are monitored on an ongoing basis. All of our commercial customers are assessed for credit quality at least once a year or more frequently if business or customer specific conditions change based on an extensive credit rating scorecard developed internally using key credit metrics and measurements that were adapted from S&P’s and Moody’s rating methodologies. Sales to customers that do not meet the credit quality criteria are secured either by a parental guarantee, letter of credit or prepayment.

For our trade receivables, we apply the simplified approach for determining expected credit losses, which requires us to determine the lifetime expected losses for all our trade receivables. The expected lifetime credit loss provision for our trade receivables is based on historical counterparty default rates and adjusted for relevant forward-looking information, as required. Since the majority of our customers are considered to have low default risk and our historical default rate and frequency of loss are low, the lifetime expected credit loss allowance for trade receivables is nominal as at December 31, 2018 and January 1, 2018.

Our investments in debt securities carried at fair value through other comprehensive income are considered to have low credit risk as our counterparties have investment grade credit ratings. The credit risk of our investments in debt securities has not increased significantly since initial recognition of these investments and accordingly, the loss allowance for investments in debt securities is determined based on the 12-month expected credit losses. The 12-month expected credit loss allowance is based on historical and forward-looking default rates for investment grade entities, which are low and accordingly, the 12-month expected credit loss allowance for our investments in debt securities is nominal as at December 31, 2018 and January 1, 2018.

b)	Derivative Financial Instruments and Hedges

Sale and Purchase Contracts

We record adjustments to our settlement receivables and payables for provisionally priced sales and purchases, respectively, in periods up to the date of final pricing based on movements in quoted market prices or published price assessments (for steelmaking coal). These arrangements are based on the market price of the commodity and the value of our settlement receivables and payables will vary as prices for the underlying commodities vary in the metal markets. These final pricing adjustments result in gains (losses from purchases) in a rising price environment and losses (gains from purchases) in a declining price environment and are recorded in other operating income (expense).

The table below outlines our outstanding settlement receivables and payables, which were provisionally valued at December 31, 2018, and December 31, 2017.

	Outstanding at December 31, 2018		Outstanding at December 31, 2017
(Pounds in millions)	Pounds	US$/lb.	Pounds	US$/lb.
Receivable positions
Copper	93	$2.70	138	$3.26
Zinc	208	$1.12	197	$1.50
Lead	24	$0.91	44	$1.13
Payable positions
Zinc payable	77	$1.12	97	$1.50
Lead payable	16	$0.91	30	$1.13

At December 31, 2018, total outstanding settlement receivables were $557 million (2017 – $687 million), and total outstanding settlement payables were $45 million (2017 – $39 million). These amounts are included in trade and settlement receivables and trade accounts payable and other liabilities, respectively, on the consolidated balance sheet.

Zinc and Lead Swaps

Due to ice conditions, the port serving our Red Dog mine is normally only able to ship concentrates from July to October each year. As a result, zinc and lead concentrate sales volumes are generally higher in the third and fourth quarter of each year than in the first and second quarter. During 2018 and 2017, we purchased and sold zinc and lead swaps to match our economic exposure to the average zinc and lead prices over our shipping year, which is from July of one year to June of the following year. We do not apply hedge accounting to the zinc or lead swaps.

The fair value of our commodity swaps is calculated using a discounted cash flow method based on forward metal prices. A summary of these derivative contracts and related fair values as at December 31, 2018 is as follows:

Derivatives not designated as hedging instruments	Quantity	Average Price of Purchase Commitments		Average Price of Sale Commitments		Fair Value Asset (Liability) (CAD$ in millions)
Zinc swaps	122 million lbs.	US$	1.14/lb.	US$	1.11/lb.	$(6)
Lead swaps	70 million lbs.	US$	0.90/lb.	US$	0.92/lb.	2

						$(4)

All free-standing derivative contracts mature in 2019 and 2020.

Free-standing derivatives, not designated as hedging instruments, are recorded in prepaid and other current assets in the amount of $2 million and in trade accounts payable and other liabilities in the amount of $6 million on the consolidated balance sheet.

Derivatives Not Designated as Hedging Instruments and Embedded Derivatives

(CAD$ in millions)	Amount of Gain (Loss) Recognized in Other Operating Income (Expense) (Note 9)
	2018	2017
Zinc derivatives	$(40)	$11
Lead derivatives	(4)	10
Settlements receivable and payable	(117)	190
Contingent zinc escalation payment embedded derivative (c)	13	(24)
Gold stream embedded derivative (c)	(1)	13
Silver stream embedded derivative (c)	(4)	2

	$(153)	$202

During the year ended December 31, 2018, we recorded a $42 million loss (2017 – $51 million gain) in non-operating income (expense) (Note 11) related to a decrease in the value of debt prepayment options (Note 28(c)).

Accounting Hedges

Net investment hedge

We manage the foreign currency translation risk of our various investments in U.S. dollar foreign operations in part through the designation of our U.S. dollar denominated debt as a hedge against net investments in foreign operations (Note 28(a)). We designate the spot element of the U.S. dollar debt as the hedging instrument. As only the spot rate element of the debt is designated in the hedging relationship, no ineffectiveness is expected and no ineffectiveness was recognized in profit for the years ended December 31, 2018 and 2017. The hedged foreign currency risk component is the change in the carrying amount of the net assets of the foreign operation arising from spot U.S. dollar to Canadian dollar exchange rate movements. At December 31, 2018, US$2.6 billion of our debt (2017 – US$4.1 billion) and U.S. dollar investment in foreign operations was designated in a net investment hedging relationship. During the year ended December 31, 2018, $295 million (2017 – $387 million) of foreign exchange translation on our U.S. dollar investment in foreign operations was hedged by an offsetting amount of foreign exchange translation on our U.S. dollar denominated debt. Refer to Note 23(e) for the effect of our net investment hedges on other comprehensive income (loss).

c)	Embedded Derivatives

One of our road and port contracts contains a contingent zinc escalation payment that is considered to be an embedded derivative. The fair value of this embedded derivative was $34 million at December 31, 2018 (2017 – $43 million) and is included in provisions and other liabilities on the consolidated balance sheet.

The gold stream and silver stream agreements entered into in 2015 each contain an embedded derivative in the ongoing future payments due to Teck. The gold stream’s 15% ongoing payment contains an embedded derivative relating to the gold price. The fair value of this embedded derivative was $11 million at December 31, 2018 (2017 – $9 million) and is included in financial and other assets on the consolidated balance sheet. The silver stream’s 5% ongoing payment contains an embedded derivative relating to the silver price. The fair value of this embedded derivative was $1 million at December 31, 2018 (2017 – $3 million) and is included in provisions and other liabilities (2017 – financial and other assets) on the consolidated balance sheet.

Our 2024 notes include a prepayment option that is considered to be an embedded derivative (Note 19). At December 31, 2018, the prepayment option in the 2024 notes is recorded as financial and other assets (Note 14) on the consolidated balance sheet at a fair value of $73 million (2017 – $108 million) based on current market interest rates for similar instruments and our credit spread.